Restructuring Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring Charges
For the year ended December 31, 2019, we incurred restructuring charges of $12.0 million in connection with our international sales and marketing strategy. For the year ended December 31, 2018 and 2017, we did not incur restructuring charges.
Centralization of Global Sales and Marketing Structure
During the year ended December 31, 2019, we implemented a strategy related to the restructuring and centralization of our international sales and marketing structure. Activities related to this strategy focused on moving from a multi-brand sales model to a brand dedicated sales model, which resulted in the consolidation of some of our international offices and personnel reorganization among our sales and marketing teams. The personnel reorganization resulted in the recognition of a liability for one-time termination benefits during the twelve months ended December 31, 2019. We also incurred contract termination costs related to the closure of some of our international offices and other related costs consisting of legal and consulting fees to implement this initiative. As a result of these actions, we incurred restructuring exit costs of $12.0 million for the year ended December 31, 2019, which were reported within Marketing, selling and administrative expenses in our consolidated statements of comprehensive income (loss). In 2020, we expect to incur additional immaterial costs as it relates to the restructuring activities of this strategy.
The following table summarizes our restructuring exit costs (in thousands):

	Beginning Balance January 1, 2019	Accruals	Payments	Ending Balance December 31, 2019	Cumulative Charges Incurred
Termination benefits	—	$8,880	$491	$8,389	$8,880
Contract termination costs	—	338	—	338	338
Other related costs	—	2,808	23	2,785	2,808
Total	—	$12,026	$514	$11,512	$12,026